Investor Presentation

May 2021

HireQuest Inc.™

Safe Harbor Statement

This presentation and other documents referenced herein include, and our officers and representatives may from time to time make or provide, certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act including, among others, statements with respect to the Company's future revenues, including opportunities to expand revenues without compromising margins, system-wide sales, earnings and income, profitability, the impact of any global pandemic including the coronavirus disease ("COVID-19"), strategies, including with respect to future acquisitions and conversion to franchises, operating margins at the corporate of franchisee level, our plans to expand geographically and increase national accounts, prospects, the benefits of our California trademark license arrangement, capital outlays, consequences, and all other statements that are not purely historical and that may constitute statements of future expectation. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "effect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on current beliefs, expectations, and assumptions regarding the future of our business, future plans, and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will occur, and our actual results may be significantly different. You should not place undue reliance on forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, that are available on our website: http://www.hirequest.com or on the SEC's website. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Who We Are

- Nationwide franchisor of on-demand and commercial staffing solutions in the light industrial, blue-collar, medical, clerical, and executive search segments of the staffing industry
- Profitable franchise-centric model
- Over 215 franchised and licensed offices in 36 states and the District of Columbia
- Provider of annual employment for ~60,000 field team members working for thousands of clients
- Serving customers such as construction, recycling, warehousing/logistics, hospitals, auctioneering, manufacturing, office workers, disaster cleanup, janitorial, special events, hospitality, landscaping, and retail

Pro Forma 2020 System-Wide Sales[1]	Locations	Client Partnerships	Market Capitalization	Q1 2021 Diluted EPS	TTM Adj. EBITDA (Q1 2021)[2]
$344M	215+	6,000+	$262M	$0.27	$7.4M

1) Pro Forma for the Snelling and Link transactions on a combined basis, includes licensed California locations. Not necessarily indicative of what system-wide sales or locations would have been had the transactions closed prior to the period shown.
2) Non-GAAP financial measure. EBITDA adjusted for stock-based compensation, allowance for losses on notes receivable, and acquisition-related income and expenses. See appendix for further detail.

Combined Company with Significantly Increased Scale and Scope

	HireQuest / Snelling / Link	HireQuest		Snelling		Link
System[1] Sales (2020)	$344M	$211M		$76M		$57M
Locations[1]	+215 Locations	~140	+	42	+	35
States[1]	36 *and the District of Columbia*	30+		20		9
Staffing Offerings	On-Demand Commercial Clerical Perm Placement Medical	On-Demand Commercial		Commercial Clerical Perm Placement Medical		Commercial Clerical Perm Placement

1) Metrics include licensed California locations.

Two Compelling Additions to the HireQuest Family

The Snelling and Link acquisitions give HireQuest's commercial staffing offering immediate scale and adds additional staffing services such as clerical/office, medical and permanent placement

- Commercial Staffing is a compelling franchise opportunity for both new and existing franchisees
- Significant synergies with HQI's existing operations - minimal SG&A investment needed to service new locations
- Near-term revenue opportunities from existing national accounts
- Expansion into new geographic markets
- Medical, clerical/office, and permanent placement offer new staffing segment verticals as well expansion opportunities for new and existing franchisees

SNELLING

$76M[1]	42[1]	1951
System Sales	*Locations*	*Founded*

Industry Verticals	Staffing Solutions
▪ Light Industrial ▪ Manufacturing ▪ Logistics ▪ Office / Clerical ▪ Medical	▪ Temporary Staffing ▪ Temp to Perm ▪ Direct Hire

LINK

$57M[1]	35[1]	1980
System Sales	*Locations*	*Founded*

Industry Verticals	Staffing Solutions
▪ Manufacturing ▪ Logistics ▪ Office / Clerical ▪ Healthcare ▪ Food Production	▪ Temporary Staffing ▪ Temp to Perm ▪ Direct Hire

1) Includes licensed California locations.

Acquisitions Increase HQI's Total Addressable Market

The acquisitions of Snelling and Link have more than doubled HQI's TAM to $143 billion, and we now have offerings targeting virtually all segments of the $161B staffing and recruiting market...


IT 11%
Health Care 8%
Professional 21%
Office / Clerical 24%
Light Industrial / Blue-Collar 36%
$58B TAM


IT 11%
Health Care 8%
Professional 21%
Office / Clerical 24%
Light Industrial / Blue-Collar 36%
$143B TAM

Source: American Staffing Association – 2019 National Staffing Statistics – measured by sales.

Coast-to-Coast Coverage

More than 215 franchised and licensed offices located in healthy job markets across 36 states and the District of Columbia



8
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10
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36
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1
HQI Franchisee Offices
HQI Licensed Offices

- Strong concentration of branches in established and emerging regions
- Regional branch concentrations allow for greater local brand recognition
- Multiple franchise offerings means continued opportunity to add new locations in many markets
- "Hands-on" interaction with customers and employees
- Local market opportunities and trends are more readily identified
- Centralized admin functions drive higher margins

California Licensed Locations

Strategic trademark license agreement in California provides HireQuest with a new revenue stream and expanded brand footprint

- Currently covers a total of 10 Snelling and Link locations operating in California, with the ability to expand in the future
- A third-party franchisor services these locations and pays HireQuest a licensing fee to use the Snelling and Link trademarks
- Creates a highly profitable, recurring licensing revenue stream linked to one of the largest state economies in the country while minimizing administrative overhead
- HireQuest customers and national accounts get a trusted partner in California
- Larger, national brand footprint provides benefit to all locations across the country


10 Locations
&
$18.6 million
2020 System Sales

Investor Highlights

- Leading platform of franchised staffing services - 215+ franchised and licensed locations across the U.S.
- Differentiated franchisor model – higher margins and less volatility than non-franchised staffing companies
- Asset light, scalable operations producing multiple recurring revenue streams
- Resilient business model that maintained profitability and generated cash flow throughout 2020
- Organic and acquisitive growth opportunities
- Experienced management team with decades of franchisor and staffing experience

Value Proposition

HireQuest's differentiated franchisor model provides value to all stakeholders

For our Candidates

- Convenient one-stop shop that matches qualified candidates with available work
- Flexible schedules and benefits for qualifying employees
- Same-day pay on convenient electronic pay cards for on-demand temporary employees

For our Customers

- Trusted name with a national footprint
- Flexibility to meet staffing needs allowing customers to focus on their operations
- Quality workers' compensation and liability insurance programs

For our Franchisees

- Up to 100% financing of a franchise opening
- Established, respected trade names
- Workers' compensation insurance on favorable terms
- Robust risk management incentive program
- Simplified front-office payroll software

For our Shareholders

- Multiple revenue streams
- Numerous opportunities to expand revenues without compromising margins
- Minimal capital outlays
- Immediate returns from acquisitions by converting to franchise model

Compelling Revenue Model

Multiple recurring revenue streams provide stability

Franchise Royalties

- Royalty from Franchisees for back-office support services including:
  - Business, financial, marketing and operational support services
  - National account sales
  - Software
  - Administrative and technical support

License Fees

- Trademark license fees from locations in California:
  - Fee for use of trademarks in California
  - Minimal associated operating costs outside of National Accounts which drive revenue

Service Revenues

- Interest from Franchisees for the following activities:
  - Payroll / receivables financing – only charged for receivables overdue by 42 days
  - Financing for start-up operations or business disruptions

Hypothetical Single Branch

$40k Weekly Franchise Sales × 52 Weeks → ~$2.1M Annual Franchise Sales × 4% Royalties & Interest Income = ~$83k

$280k Gross A/R Funding[1] − $84k Accruals and Payables[1] = ~$196k Net A/R Funding[1]

~$83k / ~$196k = **>40%**

1) Assumes accounts receivable turnover of 7 weeks and a 70% advance rate against receivables due to accruals and payables.

Branch Level Economics

Our unique approach to franchise model creates a strong barrier to entry for competitors and enables potentially higher operating margins at the franchise level


Illustrative Revenue Model
(Operating margin as a % of revenue)
2.5%
4% to 6%
Competitor
HireQuest
Revenue
Operating Margin

- HireQuest's **office-level operating margins are typically 150 to 350 basis points higher** than our competitors due to our unique approach to…
  - Working capital financing
  - Management of workers' compensation risk
  - Elimination of middle management costs
- Working capital needs, including initial office openings, are financed and backed at the corporate level with Accounts Receivable, an **inexpensive source of capital for branch owners**
- Risk management incentive program at the corporate level lowers the cost of workers' compensation for branches

Well-Positioned for the Future

1 Increase National Accounts	✓ Scale combined with unique royalty business model are expected to drive profitable growth in National Accounts ✓ Significantly expanded footprint increases relevance to many potential national and global customers ✓ Royalty-driven revenue model partially insulates shareholders from impact of lower, more volatile margins inherent in traditional, margin-driven national accounts model ✓ Strategic relationship with Dock Square established for the introduction of prospective customers and relationships
2 Add Franchisees and Expand Geographically	✓ Commercial staffing offering has significant white space for new and current franchisees ✓ Ability to attract new franchisees through attractive returns and valuable services ✓ Expand into new and under-served markets (e.g. Upper Midwest) ✓ Incentivize franchisee expansion through royalty credits and financing assistance for acquisitions
3 Grow New Verticals / Offerings	✓ Snelling and Link both add new staffing verticals and business models to HireQuest's offerings ✓ Expand Snelling Medical footprint – significant white space across the HQI brand portfolio footprint ✓ Office / Clerical and permanent placement provide additional expansion opportunities and/or revenue streams for new and existing franchisees
4 Acquisitions	✓ Utilize acquisitions to take advantage of the largely fragmented on-demand labor industry ✓ Near immediate return through conversion to franchise model ✓ Opportunity for acquisitions to enter ancillary businesses

Large Market with Positive Tailwinds

- While the pandemic depressed economic activity in 2020, similarly to the recession in 2008 – 2009, temporary and contract staffing is expected to see strong growth as the economy recovers
- Temporary and contract staffing continues to be an important component of the U.S. labor market providing both employees and employers with flexibility
  - **Immediate** reaction and flexibility to changing staffing needs
  - **Lower costs** associated with recruitment, interviewing, and employment obligations
  - **Elimination** of unemployment and workers' compensation exposure
  - **Relief** from administrative and compliance burdens imposed by the ACA and other employment laws
  - **Access** to a large, diversified pool of experienced temporary staff members
- With the additions of Selling and Link, HireQuest's franchisees now place candidates in virtually all the major industry segments and provide on-demand, weekly, temp-to-perm, and permanent placement solutions for their clients

Staffing & Recruiting Historical Revenue



($ in billions)
$175
$160
$145
$130
$115
$100
$126
$132
$140
$147
$150
$156
$162
$161
2012
2013
2014
2015
2016
2017
2018
2019

Industry Breakdown by Segment



HIREQUEST
$143B
TAM
IT, 11%
Health Care, 8%
Professional
21%
Office / Clerical
24%
Light Industrial /
Blue-Collar
36%

Source: American Staffing Association – 2019 National Staffing Statistics – measured by sales.

Enterprise Value

$ in millions, except price per share

	Unaudited
Stock price (as of close 5/14/2021)	$ 19.24
Shares outstanding[1]	13,610,074
Equity Market Cap (as of close 5/14/2021)	$ 261.9
Plus: Debt[2]	0.0
Less: Cash[2]	2.0
Less: Notes Receivable Net of Reserve[2]	4.1
Enterprise Value[3]	$ 255.8

1) As of May 14, 2021.
2) As of March 31, 2021.
3) Non-GAAP financial measure.

Statement of Operations

$ in thousands

	Three months ended	
	3/31/2021	3/31/2020
System-Wide Sales[1]	$ 54,300	$ 56,500
Total Revenue	3,403	4,120
SG&A Expense	3,842	3,253
Depreciation & Amortization	333	32
Total Operating Income	(772)	835
Total Other Income	3,916	251
Interest Expense	(5)	(11)
Pre-tax Income	3,140	1,074
Income Taxes	(602)	199
Net Income	3,742	875

1) HireQuest Q1 2021 system-wide sales includes one month of Snelling and one week of Link results.

Balance Sheets

$ in thousands

	3/31/2021	12/31/2020
Cash	$ 1,976	$ 13,667
Accounts Receivable - Trade	29,717	21,344
Total Current Assets	34,533	38,969
Net Property and Equipment	3,432	3,193
Franchise Agreements	19,843	-
Total Assets	62,280	49,095
Due to Franchisees	4,231	3,229
Risk Management Incentive Program	1,250	858
Workers' Compensation Claims, Current	7,616	2,778
Total Current Liabilities	17,860	9,456
Total Long-Term Liabilities	4,726	3,275
Equity	39,694	36,364
Total Liabilities & Equity	62,280	49,095

Leadership

Rick Hermanns, President and CEO

Mr. Hermanns has served as Chairman of the Board, President and Chief Executive Officer of HireQuest, Inc. since July 2019. Mr. Hermanns has nearly thirty years of experience in the temporary staffing industry. He previously served as Chief Executive Officer and Secretary of Hire Quest, LLC since the Company's founding in 2002. He also previously served in the same capacities for predecessor entities since July 1991. He is also Chairman of the Board of Directors and President of Hirequest Insurance Company and has been since its founding in 2010. Prior to founding Hire Quest and its related entities, Mr. Hermanns served as Chief Financial Officer of Outsource International, formerly known as Labor World USA, Inc., and as an Assistant Vice President for NCNB National Bank (now Bank of America). Mr. Hermanns graduated with his Bachelor of Science degree in Economics and Finance from Barry University, and his Master of Business Administration in Finance from the University of Southern California. Mr. Hermanns is also active in the charitable realm. Among his charitable pursuits, he founded the Higher Quest Foundation, a non-profit organization dedicated to fighting global hunger in a more sustainable way.

Cory Smith, CFO

Mr. Smith is the Treasurer and Chief Financial Officer of HireQuest, Inc. He was appointed as Command Center's Chief Financial Officer on July 22, 2017. Mr. Smith was previously employed by Command Center from 2010 through 2015, serving as Controller during the final two years of his tenure. Before rejoining Command Center, he was employed by Southeast Staffing beginning in 2015, where he served as the Vice President of Finance. From 2005 to 2010, Mr. Smith worked as a Certified Public Accountant, primarily performing attestation work. Mr. Smith graduated cum laude from Lewis-Clark State College with a Bachelor of Science in Business Administration.

John McAnnar, Executive Vice President & Chief Legal Officer

Mr. McAnnar is the Chief Legal Officer, Vice President, and Secretary of HireQuest, Inc. He has served in similar capacities for HireQuest, Inc. and its predecessor, Hire Quest, LLC since 2014. He manages a broad range of legal affairs in the securities, mergers and acquisitions, employment, construction, insurance and finance, workers' compensation, intellectual property, and other realms. He previously served in the litigation departments of Carmody MacDonald, P.C. and Armstrong Teasdale, LLP, where he focused on complex commercial litigation, corporate, and employment law. Mr. McAnnar is an adjunct professor at the Charleston School of Law. He co-founded ArchCity Defenders, Inc., a non-profit organization in St. Louis, Missouri, that led the push for change in Missouri's municipal court system following the Ferguson unrest. John graduated magna cum laude from the St. Louis University School of Law, where he was inducted into the Alpha Sigma Nu Jesuit Honor Society and the Order of the Woolsack. He graduated cum laude from the University of Pittsburgh with a Bachelor of Arts degree.

Leadership (continued)

David Gerstner, Vice President of Operations

Mr. Gerstner is the Vice President of Operations of HireQuest, Inc. Mr. Gerstner has nearly 25 years of experience in the temporary staffing industry. He started his career as a branch manager in 1995 with Ameri-Temps in Atlanta, Ga. In 1997, Ready Staffing purchased Ameri-Temps, and Mr. Gerstner was promoted to Regional Manager of Florida. In 2002, Able Body Labor acquired Ready Staffing, and Mr. Gerstner assumed the role of Regional Manager. In 2007, Mr. Gerstner accepted the role of Director of Operations and relocated to Tampa, Florida. Mr. Gerstner took on the role of Vice President of Operations in 2010 when MDT Personnel acquired Able Body Labor. Mr. Gerstner remained in the same role in 2013 when True Blue purchased MDT Personnel. Mr. Gerstner served in the United States Army as a Military Police Officer. He currently resides in Tampa, Florida with his wife and two children and actively serves his community as a youth coach for football and basketball.

Jarrett Lindon, Vice President of National Accounts

Mr. Lindon is the Vice President of National Accounts of HireQuest, Inc. For more than 20 years, he has worked in various roles with HireQuest. In February 1999, he started his staffing career as a Branch Manager in Charlotte, NC. Two years later, he purchased his first franchised office in Charlotte, NC and over the next seven years purchased additional offices in Lexington, KY, Charleston, SC and Greenville, SC. In September 2009, he sold his existing franchises back to HireQuest, became a shareholder, and accepted the role of Vice President of Operations. Mr. Lindon received his Bachelor of Science degree in Health and Wellness from The Citadel in Charleston, SC.

David Hartley, Director of Corporate Development

Mr. Hartley is the Director of Corporate Development of HireQuest, Inc. Mr. Hartley has over 13 years of experience as an Investment Banker and Corporate Development professional. Before joining HireQuest Mr. Hartley was a Vice President at D.A. Davidson where he advised Consumer Products and Business Services companies on sell-side and buy-side M&A transactions as well as financings. Mr. Hartley started his investment banking career at RBC Capital Markets in New York City. Prior to investment banking he was in the corporate development group at BioForm Medical where he worked on a variety of strategic acquisitions as well as the company's IPO. Mr. Hartley received his MBA from New York University's Stern School of Business and his Bachelor of Arts from Johns Hopkins University.

Contact Us

HireQuest, Inc.
Rick Hermanns, CEO
111 Springhall Drive
Goose Creek, SC 80235
Tel (843) 723-7400

Hayden IR
Investor Relations
Brett Maas, Managing Director
Tel (646) 536-7331
brett@haydenir.com

Appendix

HireQuest Inc.™

Board of Directors

Name	Relevant Experience
Richard Hermanns *Chairman*	▪ Founder of HireQuest. ▪ Nearly 30 years of experience in the staffing industry. ▪ Former CFO of Outsource International.
Jack A. Olmstead *Director*	▪ President Tri-City Electrical Contractors, Inc. ▪ 37 years of experience in electrical construction. ▪ Past President of Gulf Coast Chapter of Associated Builders and Contractors, Inc.
Edward Jackson *Director*	▪ Seasoned insurance executive with over 35 years of experience in the industry. ▪ Currently the President of Bass Underwriters, Inc. ▪ Previously a member of and consultant for HireQuest, LLC.
Lawrence Hagenbuch *Director, Audit Committee Chairman*	▪ Currently Managing Director with Huron Consulting. ▪ Served on board of directors and audit and compensation committees of publicly traded Remy International from 2008 until its sale in 2015. ▪ Currently serves on the board of directors of Arotech Corp., a Nasdaq-listed company, and Optex Systems Holdings, Inc., an OTC company.
Payne Browne *Director*	▪ Currently the President of THINK 450. ▪ Former managing partner of Econet Media Partners. ▪ Served on numerous boards, including the Philadelphia Urban League, Project Home, and the Board of Advisors for the Philadelphia chapter for the National Association for Multi-Ethnicity in Communications.
Kathleen Shanahan *Director*	▪ Currently the CEO of Turtle & Hughes, Inc., a multi-national electrical distribution company. ▪ Currently serves on the Board of Great Lakes Dredge & Dock Corporation, a Nasdaq-listed company, FRP, a private company, and has served on numerous other public boards. ▪ Previously served as Chief of Staff for Florida Governor Jeb Bush as well as Chief of Staff for Vice President-elect Dick Cheney.
R. Rimmy Malhotra *Vice-Chairman*	▪ Partner of The Nicoya Fund, a value-based hedge fund focused on companies undergoing inflections. ▪ Former co-founder of GoalMine, a pioneer of making investing products simple for the mass market. ▪ Currently serves on board of directors of Optex Systems Holdings, Inc., an OTC company.

Reconciliation of Non-GAAP Financial Measure

$ in thousands

Net Income to Adjusted EBITDA[1]	For the Trailing Twelve Months (TTM) ended March 31, 2021
Net Income	$ 8,226
Interest	43
Taxes	(60)
Depreciation & Amortization	430
EBITDA	$ 8,639
Stock-based Compensation	1,172
Allowance for Losses on Notes Receivable	151
Acquisition-related Expenses	1,369
Acquisition-related Misc. Income	(3,916)
Adjusted EBITDA[1]	$ 7,416

NOTE: only reflects HQI standalone results for Q2 through Q4 2020, Q1 2021 includes one month of Snelling and one week of Link results. Does not include pro forma adjustments for either the Snelling or Link acquisitions.
1) Non-GAAP financial measure.

Pro Forma Historical System-Wide Sales

$ in thousands

Pro Forma System-Wide Sales	2020	2019
HireQuest[1]	$ 210,917	$ 292,309
Snelling[2]	66,136	91,436
Link[3]	48,356	54,537
Pro Forma Franchised System-Wide Sales	$ 325,409	$ 438,282
Licensed California Locations[4]	18,600	26,870
Total Pro Forma Franchised & Licensed System-Wide Sales	$ 344,009	$ 465,152

1) HireQuest 2019 system-wide sales include full year HireQuest system-wide sales plus a pro forma adjustment of $50.7 million to account for pre-merger Command Center system-wide sales.
2) Snelling system-wide sales exclude sales from the four offices divested and covered by a trademark licensing agreement in California as well as the five locations sold to a third party after the transaction closed.
3) Link system-wide sales exclude sales from the six locations divested and covered by a trademark licensing agreement in California.
4) Represents the four Snelling locations and six Link locations divested and covered by a trademark licensing agreement in California .